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
(MARTIN CURRIE LOGO)    INSIGHT                                 30 November 2003

THE CHINA FUND, INC. (CHN)                (ASIAN DIRECT CAPITAL MANAGEMENT LOGO)

IN BRIEF

Net asset value per share            US$27.07
Market price                         US$32.74
Premium/discount                        20.95%
Fund size                            US$272.72

At 30 November 2003

                          China Fund         MSCI Golden
                           NAV US$           Dragon US$
One month return*             0.5%              -2.2%
One year return*             73.2%              32.7%

*Source: State Street Corporation/Martin Currie Inc

MANAGER'S COMMENTARY

In November, Chinese markets suffered what we think will be a short-term correction. There were a number of reasons for investors to lock in some profits, apart from the approaching holiday season and year-end. We have seen a big increase in equity supply, in the form of IPOs and placements. Presidential electoral politics also played a role in both the US, where the administration decided to protect the US bra and TV industries from the ravages of Chinese competition, and in Taiwan, where the introduction of a referendum law backfired on the ruling party. However, our recent company visits (your managers met 80 management teams in November) indicate no slowdown in corporate growth. The main concern, at least from down-stream industries, is increasing input costs. There are some 'hot' industries that face the prospect of overcapacity, such as autos, steel and high-end property. But it will take time for the investment decisions made this year to be turned into new productive facilities, and your Fund's portfolio is duly cautious on these sectors.

Trade numbers continue to be strong - embarrassingly so for the authorities, who are struggling to hold down the currency. Exports, boosted ahead of the approaching cut in VAT rebates, rose by 36.7% in October, and imports by 39.7%, for an impressive monthly export surplus of US$5.7bn. This takes total foreign exchange reserves to over US$400bn.

There were encouraging noises from government about continued reform of the state-owned sector. According to Li Rongrong, chairman of the state-owned Assets Supervision and Administration Commission: "There is still a bulk of enterprises that need to be closed down. We will work hard over the next five years to make those enterprises that are qualified for closure and bankruptcy, including mines which are depleted, quit the market."

The limit on foreign ownership of Chinese banks is likely to be lifted to 20%. Amongst the steady flow of news regarding Sino-foreign tie-ups, one of the more imaginative is the announced merger between the TV operations of TCL and Thomson; TCL brings low-cost manufacturing and a high market share in China, Thomson brings brand names and market shares in the US (RCA) and Europe. TCL is one of the larger holdings in our portfolio.

INVESTMENT STRATEGY

Your Fund is 91.7% invested with holdings in 54 companies, of which 2 are unlisted. Following our financial year-end on 31 October, we have raised cash in anticipation of the dividend to be paid out in January. To do this, we have taken profits on some of larger positions, such as SOHU, CHINADOTCOM and ANHUI CONCH CEMENT.

When looking for new investments, we are concentrating on companies that focus on domestic sales, rather than exporters. We are particularly attracted to companies that will benefit from a pick-up in the rural economy, on the back of the new Rural Contract Law, as well as rising food prices. We are also finding value amongst Taiwan-listed China plays. During our visit to South Taiwan last week, it was difficult to arrange meetings as the senior managers were away, travelling on the mainland! It is clear where the bosses of corporate Taiwan are putting their money. As Damon Runyon said: "It may be that the race is not always to the swift, nor the battle to the strong - but that is the way to bet."

                                                 Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER'S COMMENTARY

The Direct Investment market in the PRC is beginning to become more active. Higher than anticipated growth and profitability is increasing the confidence of business managers to raise capital rather than merely testing market interest on a contingency basis. The buoyant equity and credit markets while increasing competition for new deals, are leading to favorable opportunities to exit and realize value for existing investments.

Our new deal origination focuses on established companies requiring expansion finance to fund a proven business model. Such companies can generate profit rapidly from incremental investment and are in a position to realize value, via IPO or other mechanisms, in a relatively short time.

                                KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS*

Market cap                                 $342.89m
Shares outstanding                       10,073,173
Exchange listed                                NYSE
Listing date                          July 10, 1992
Investment adviser                Martin Currie Inc
Direct investment manager      Asian Direct Capital
                                         Management


ASSET ALLOCATION*
(CHART)

Hong Kong                              50.0%
Taiwan                                 28.4%
New York                                8.6%
Direct                                  2.0%
B shares                                1.8%
Singapore                               0.9%
Cash                                    8.3%

SECTOR ALLOCATION*

                                 % of               MSCI Golden
                              net assets              Dragon %
Industrials                      20.6                  13.8
Information technology           16.3                  21.2
Consumer discretionary           14.6                   7.4
Consumer staples                  8.3                   0.7
Utilities                         7.3                   9.0
Materials                         7.1                   6.2
Telecommunications                7.0                   8.1
Financials                        5.8                   29.1
Health care                       2.4                   0.1
Energy                            2.3                   4.4
Cash                              8.3                     -

TOTAL                           100.0                 100.0

PERFORMANCE* (IN US$ TERMS)

                            NAV                 Market price
                             %                     %

One month                    0.5                 -5.8
Calendar year to date       71.6                138.1
3 years **                  33.6                 55.4

Past performance is not a guide to future returns.

DIRECT INVESTMENTS* (2.0%)

Captive Finance                        Financials                            1.1%
Tomoike Industrial (HK) Ltd            Industrials                           0.9%

15 LARGEST LISTED INVESTMENTS* (45.4%)

Sohu Com Inc                                 Information technology                6.7
Chaoda Modern Agriculture                    Consumer staples                      5.0
TCL International                            Consumer discretionary                4.2
Sinotrans Limited                            Industrials                           3.4
Fountain Set Holdings                        Materials                             3.1
Xinao Gas Holdings                           Utilities                             2.7
BYD Co                                       Industrials                           2.6
Shenzhen Expressway                          Utilities                             2.5
Comba Telecom                                Telecommunications                    2.5
Yanzhou Coal Mining                          Energy                                2.3
Brilliance China                             Consumer discretionary                2.1
Vanguard International                       Information technology                2.1
Anhui Expressway                             Utilities                             2.1
Cathay Financial Holdings                    Financials                            2.1
China Metal Products                         Materials                             2.0

FUND PERFORMANCE (US$)

                                      One         Three      Year      One    Three**     Five**   Since#**
                                      month       months   to date     year    years      years     launch
THE CHINA FUND, INC.                   0.5         13.3      71.6      73.2     33.6       21.2     8.4
MSCI Golden Dragon                    -2.2          7.8      41.6      32.7      1.2        1.2      -
Hang Seng Chinese Enterprise Index    -0.8         15.2      93.3     101.7     34.0       15.3      -

*Source: State Street Corporation/Martin Currie Inc. #The Fund was launched on July 10, 1992. ** Annualised return

PERFORMANCE IN PERSPECTIVE+

[BAR CHART]

THE CHINA FUND INC. PREMIUM/DISCOUNT+

[LINE GRAPH]

DIVIDEND HISTORY CHART*

[BAR CHART]


                             1992    1993     1994     1995     1996      1997    1998     1999      2000    2001      2002
                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Income                     0.04340  0.08530  0.00930  0.09100  0.08340  0.50030  0.07800  0.01110  0.00000  0.13205  0.06397
Long term capital gain     0.00000  0.03780  0.24120  0.00000  0.00000  0.00000  0.00000  0.00000  0.00000  0.00000  0.00069
Short term capital gain    0.01160  0.78720  0.35940  0.00000  0.00000  0.00000  0.00000  0.00000  0.00000  0.00000  0.14971

Past performance is not a guide to future returns.

All charts as of 31 October 2003. *Source: State Street Corporation.+ Source:
Martin Currie Inc.

Sector                                                Company (BBG ticker)       Price     Holding       Value $     % of portfolio
HONG KONG 50.0%
Chaoda Modern Agriculture (Holdings) Ltd                           682 HK     HK$2.58   41,038,000   13,611,058              5.0%
TCL International Holdings Ltd                                    1070 HK     HK$2.73   32,318,000   11,343,301              4.2%
Sinotrans Limited-H                                                598 HK     HK$3.55   20,065,000    9,174,787              3.4%
Fountain Set (Holdings) Ltd                                        420 HK     HK$5.70   11,550,000    8,479,794              3.1%
Xinao Gas Holdings Ltd                                            2688 HK     HK$4.15   13,976,000    7,470,668              2.7%
BYD Co                                                            1211 HK     HK$22.0    2,525,000    7,138,786              2.6%
Shenzhen Expressway Co., Ltd                                       548 HK     HK$2.45   21,494,000    6,782,843              2.5%
Comba Telecom Systems Consulting Holdings                          2342HK     HK$3.68   14,174,000    6,709,316              2.5%
Yanzhou Coal Mining Co.                                           1171 HK     HK$6.30    7,786,000    6,368,198              2.3%
Brilliance China Automotive Holdings, Ltd                         1114 HK     HK$3.50   12,882,000    5,807,374              2.1%
Anhui Expressway Co., Ltd                                          995 HK     HK$2.45   17,778,000    5,610,189              2.1%
TPV Technology, Ltd                                                903 HK     HK$4.20    9,968,000    5,392,446              2.0%
Proview Intl Holdings Ltd                                          334 HK     HK$2.05   17,644,000    4,658,857              1.7%
China Telecom Corporation Ltd.                                     728 HK     HK$2.50   14,000,000    4,508,131              1.6%
Golden Meditech Co., Ltd.                                         8180 HK     HK$2.28   13,950,000    4,087,748              1.5%
First Tractor Co., Ltd.                                             38 HK     HK$2.08   15,000,000    4,009,016              1.5%
Tack Fat Group International Ltd                                   928 HK     HK$0.84   34,296,000    3,710,660              1.4%
China Fire Safety                                                 8201 HK     HK$0.53   53,565,000    3,656,667              1.3%
Anhui Conch Cement                                                 914 HK     HK$9.10    2,326,000    2,771,277              1.0%
Beijing Capital International Airport Co., Ltd                     694 HK     HK$2.75    7,520,000    2,663,661              1.0%
Jingwei Textile Machinery Co., Ltd                                 350 HK     HK$2.78    7,436,000    2,657,852              1.0%
Ocean Grand Chemicals Holdings Ltd.                               2882 HK     HK$1.35   14,679,000    2,552,458              0.9%
Natural Beauty Bio-Technology Ltd                                  157 HK     HK$0.59   32,780,000    2,448,868              0.9%
Sino Golf Holdings Ltd                                             361 HK     HK$1.53   10,953,000    2,158,505              0.8%
Beiren Printing Machinery Holdings Ltd.                            187 HK     HK$2.65    4,000,000    1,365,319              0.5%
Mainland Headwear Holdings                                        1100 HK     HK$2.60    1,626,000      539,295              0.2%
Arcontech, Corp                                                   8097 HK     HK$0.17   18,386,000      409,696              0.2%

TAIWAN 28.4%
Vanguard International Semiconductor Corp.                        5347 TT     NT$14.0   14,000,000    5,718,887              2.1%
Cathay Financial Holding Co., Ltd                                 2882 TT     NT$49.4    3,862,000    5,586,612              2.0%
China Metal Products                                              1532 TT     NT$31.6    5,873,408    5,434,837              2.0%
Merry Electronics                                                 2439 TT     NT$56.0    3,254,208    5,336,329              2.0%
Chicony Electronics Co., Ltd                                      2385 TT     NT$65.5    2,500,960    4,796,863              1.8%
Chunghwa Telecom Co., Ltd                                         2412 TT     NT$50.5    3,055,000    4,517,643              1.7%
Wintek Corp.                                                      2384 TT     NT$30.3    5,040,000    4,471,801              1.6%
Taiwan Green Point Enterprises Co., Ltd                           3007 TT     NT$80.5    1,831,200    4,316,592              1.6%
Synnex Technologies International, Corp                           2347 TT     NT$46.9    2,950,640    4,052,270              1.5%
China Motor Co                                                    2204 TT     NT$60.0    2,140,000    3,759,883              1.4%
Polaris Securities Co., Ltd                                       6011 TT     NT$15.2    8,359,377    3,720,718              1.4%
Fubon Financial Holdings                                          2881 TT     NT$31.0    3,953,952    3,589,239              1.3%
Cheng Shin Rubber                                                 2105 TT     NT$45.8    2,516,400    3,374,850              1.2%
Ability Enterprise Corp                                           2374 TT     NT$29.7    3,714,840    3,230,768              1.2%
Data Systems Consulting Co                                        2477 TT     NT$26.4    3,968,339    3,067,764              1.1%
Soft-World International Corp.                                    5478 TT      NT$126      790,000    2,914,788              1.1%
Taiwan Hon Chuan Enterprise                                       9939 TT     NT$41.6    2,345,520    2,857,208              1.0%
Altek Corp                                                        3059 TT     NT$60.5    1,430,000    2,533,382              0.9%
Taiwan FamilyMart                                                 5903 TT     NT$50.5    1,478,520    2,186,391              0.8%
Tainan Enterprises                                                1473 TT     NT$45.2    1,546,000    2,046,243              0.7%

B SHARES 1.8%
China International Marine Containers Co., Ltd.                 200039 CH     HK$13.3    2,442,747    4,172,059              1.5%
Luthai Textile Co., Ltd                                         200726 CH     HK$5.50    1,237,886      876,944              0.3%

NEW YORK 8.6%
Sohu.com Inc                                                      Sohu US     US$34.8      526,286   18,262,124              6.7%
Chinadotcom, Corp                                                China US     US$8.64      613,654    5,326,517              1.9%

SINGAPORE 0.9%
People's Food Holding                                              PFH SP      S$0.98    4,400,000    2,488,904              0.9%

DIRECT 2.0%
Captive Finance Ltd                                                                      2,000,000    3,045,000              1.1%
Tomoike Industrial (H.K.) Ltd                                                              825,000    2,362,823              0.9%

CASH 8.3%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

IMPORTANT INFORMATION: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

Please remember that past performance is not a guide to the future. Markets and currency movements can cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.